Employee benefits	12 Months Ended
Dec. 31, 2017
Disclosure of employee benefits [Abstract]
Employee benefits
Employee benefits

17.1    Summary of employee benefits liabilities

	As of December 31,
(In $ million)	2017	2016
Salaries and wages accrued	149	185
Provision for annual leave	40	37
Provision for other employee benefits	53	40
Provision for exit from multi-employer pension plans	70	73
Defined benefit obligations:
Pension benefits	840	970
Post-employment medical benefits	106	105
Total employee benefits liabilities	1,258	1,410
Current	213	248
Non-current	1,045	1,162
Total employee benefits liabilities	1,258	1,410

Included in liabilities directly associated with assets held for sale at December 31, 2016 is $18 million of employee benefits liabilities.

17.2    Pension benefits

The Group makes contributions to defined benefit pension plans which define the level of pension benefit an employee will receive on retirement. The Group operates defined benefit pension plans in countries including Canada, Germany, Japan, Taiwan, United Kingdom, Mexico and the United States. The majority of the Group’s net pension plan liabilities are in the United States and subject to governmental regulations relating to the funding of retirement plans. The Group generally funds its retirement plans equal to the annual minimum funding requirements specified by government regulations covering each plan. Deterioration in the value of plan assets, including equity and debt securities, resulting from a general financial downturn or otherwise, or a change in the interest rate used to discount the projected benefit obligations, could cause an increase in the underfunded status of the Group’s defined benefit pension plans, thereby increasing the Group’s obligation to make contributions to the plans, which in turn would reduce the cash available for the Group’s business. The Group has generally provided aggregated disclosures in respect of these plans on the basis that these plans are not exposed to materially different risks.
The Group’s largest pension plan is the Pactiv Retirement Plan, of which Pactiv became the sponsor at the time of the Pactiv spin-off from Tenneco Inc. in 1999. The plan was assumed as part of the Pactiv acquisition in 2010. This plan covers certain of Pactiv Foodservice's employees as well as employees (or their beneficiaries) of certain companies previously owned by Tenneco Inc. but not currently owned by the Group. As a result, while persons who are not current Pactiv Foodservice employees do not accrue benefits under the plan, the total number of individuals/beneficiaries covered by this plan is much larger than if only Pactiv Foodservice personnel were participants. The Pactiv Retirement Plan comprises 96% (2016: 91%) of the Group’s present value of pension plan obligations. For this reason, the impact of this pension plan on the Group’s net income and cash from operations is greater than the impact typically found at similarly sized companies. Changes in the following factors can have a disproportionate effect on the Group’s results of operations and statement of financial position compared with similarly sized companies: (i) interest rate used to discount projected benefit obligations and to calculate the net interest on the net defined benefit liability (asset), (ii) governmental regulations relating to funding of retirement plans in the United States, (iii) financial market performance and (iv) revisions to mortality tables as a result of changes in life expectancy. Therefore, certain information applicable to the Pactiv Retirement Plan has been separately disclosed. As of December 31, 2017, the Pactiv Retirement Plan was underfunded by $764 million.

On November 8, 2016, the Group entered into an agreement with the U.S. Pension Benefit Guaranty Corporation (the “PBGC”) whereby the PBGC agreed not to assert a termination liability against the Group in relation to three defined benefit pension plans of UCI Holdings Limited (the “UCI Pension Plans”) in return for Pactiv LLC, a member of the Group, becoming the sponsor of the UCI Pension Plans. UCI Holdings Limited was a former member of the Group's "controlled group," as defined by the PBGC. This agreement became effective on December 30, 2016, resulting in the recognition of a net liability of $65 million, comprising plan assets of $213 million and actuarially determined plan liabilities of $278 million. On December 1, 2017, the UCI Pension Plans were merged into the Pactiv Retirement Plan.

Future contributions to the Group’s pension plans, including the Pactiv Retirement Plan, could reduce the cash otherwise available to operate the Group’s business and could have an adverse effect on the Group’s results of operations. The Group expects to make contributions to the Pactiv Retirement Plan of $49 million in 2018. Expected contributions during the year ending December 31, 2018 for all other defined benefit plans are estimated to be up to $9 million. Future contributions will be dependent on future plan asset returns and interest rates and are highly sensitive to changes.

The various defined benefit plans are governed in accordance with the relevant local legislation. Typically each plan has a separate governance committee which is responsible for managing the plan. In certain jurisdictions membership of the governance committee includes plan representatives. The Group has sole responsibility for the administration of the Pactiv Retirement Plan.

Movement in defined benefit pension obligations

	Defined benefit obligation		Fair value of plan assets		Net defined benefit liability (asset)
(In $ million)	2017	2016	2017	2016	2017	2016
Balance as of January 1	5,076	4,899	(4,091)	(3,932)	985	967
Included in profit or loss:
Current service cost	9	10	—	—	9	10
Interest cost (income)	198	206	(160)	(165)	38	41
Administrative expenses	—	—	35	32	35	32
Settlement (gain)	(7)	(7)	—	—	(7)	(7)
Assumption of UCI pension plans	—	278	—	(213)	—	65
Total expense (income) recognized in profit or loss	200	487	(125)	(346)	75	141
Remeasurement (gains) losses:
Actuarial (gains) losses arising from:
Demographic assumptions	(10)	(91)	—	—	(10)	(91)
Financial assumptions	265	138	—	—	265	138
Return on plan assets, excluding interest income	—	—	(429)	(160)	(429)	(160)
Total remeasurement (gains) losses	255	47	(429)	(160)	(174)	(113)
Other movements:
Contributions by the Group	—	—	(33)	(7)	(33)	(7)
Benefits paid by the plans	(691)	(352)	691	352	—	—
Business disposals	(15)	—	—	—	(15)	—
Effect of movements in exchange rates	5	(5)	(3)	2	2	(3)
Total other movements	(701)	(357)	655	347	(46)	(10)
Balance as of December 31	4,830	5,076	(3,990)	(4,091)	840	985

Comprised of:
Pactiv Retirement Plan	4,646	4,616	(3,882)	(3,784)	764	832
Other plans	184	445	(108)	(307)	76	138
	4,830	5,061	(3,990)	(4,091)	840	970
Plans associated with assets held for sale	—	15	—	—	—	15
Balance as of December 31	4,830	5,076	(3,990)	(4,091)	840	985

Comprised of:
Funded plans					796	925
Plans associated with assets held for sale					—	15
Unfunded plans					44	45
Total net pension benefits liability					840	985

Included in the statements of financial position as:
Employee benefits liabilities					840	970
Liabilities directly associated with assets held for sale					—	15
Total net pension benefits liability					840	985

The Group's pension plans had a weighted average duration of 10 years (2016: 10 years).

For the year ended December 31, 2015, the Group recognized remeasurement gains of $253 million directly in other comprehensive income. The gains were comprised of $95 million of gains from changes in demographic assumptions and $190 million of gains from changes in financial assumptions, partially offset by $32 million from losses on plan assets, excluding interest.

Expense recognized in the statements of comprehensive income

The expense is recognized in the following components in the statements of comprehensive income:

	For the year ended December 31,
(In $ million)	2017	2016	2015
Cost of sales	14	14	15
General and administration expenses	61	127	69
Total plan net expense from continuing operations	75	141	84
Discontinued operations	—	—	2
Total plan net expense	75	141	86

The Group presents pension (income) expense in personnel costs, which are reported in cost of sales and general and administration expenses.

The plan net expense for the year ended December 31, 2015 was comprised of current service cost of $14 million, administrative expense of $27 million and interest expense of $206 million, partially offset by interest income of $161 million.

During the year ended December 31, 2017, the plan net expense of the Pactiv Retirement Plan was $72 million (2016: $63 million; 2015: $65 million).

In September 2017, the Group recorded a $5 million pension settlement charge in general and administration expenses in connection with the purchase of a group annuity contract from an insurance company to settle $308 million of the outstanding pension benefit obligations under the Pactiv Retirement Plan. The insurance company assumed the obligation to pay future pension benefits and provide administrative services for approximately 13,600 retirees and surviving beneficiaries who are currently receiving payments from this plan. The purchase was funded directly by plan assets.

In October and November 2017, the UCI Pension Plans settled retirement benefits with certain vested members through a voluntary lump-sum buyout of their benefits, resulting in the payment of $60 million to those who elected to receive the buyout and a settlement gain of $12 million which is included in the pension plan expense for 2017.

During the year ended December 31, 2016, the Pactiv Retirement Plan settled retirement benefits with certain vested members through a voluntary lump-sum buyout of their benefits, resulting in the payment of $43 million from plan assets to those who elected to receive the buyout and a settlement gain of $7 million which is included in the plan expense for 2016.

Plan assets

Plan assets consist of the following:

	As of December 31,
(In $ million)	2017	2016
Equity instruments	2,802	2,818
Debt instruments	616	649
Property	403	447
Other	169	177
Total plan assets	3,990	4,091

Approximately 97% of total plan assets are held by the Pactiv Retirement Plan. This plan's total assets include the following exposures: (i) $2,742 million of exposure to equity markets, which includes exposure to $2,225 million of U.S. equities held through a combination of listed equities and equity index funds, and exposure to approximately $517 million of non-U.S. equities held through listed equities and unlisted index funds; (ii) $597 million of exposure to debt instruments, which include investments in corporate bonds and high yield bonds; and (iii) $395 million of exposure to property held through unlisted commingled funds.

In addition to the above plan assets, the Group is required to hold assets as collateral against certain unfunded defined benefit obligations assumed as part of the Pactiv acquisition. As of both December 31, 2017 and 2016, $27 million in cash, included in other non-current assets in the statements of financial position, was held as collateral against these obligations.

Actuarial assumptions — all plans

For the year ended December 31,
	2017	2016	2015
Discount rates at December 31	0.6% - 8.0%	0.6% - 8.0%	0.8% - 7.3%
Future salary increases	0.0% - 7.0%	0.0% - 7.0%	0.0% - 7.0%
Future pension increases	0.0% - 3.7%	0.0% - 3.7%	0.0% - 4.0%

The discount rate for the Pactiv Retirement Plan for the years ended December 31, 2017 and 2016 was 3.6% and 4.1%, respectively. Retirement benefits under the Pactiv Retirement Plan are frozen. Therefore, future salary increases and future pension increase assumptions have no effect on the retirement benefit obligation of that plan. The principal mortality rates assumed are the published mortality rates within the RP 2014 aggregate table with projection scale MP-2017 for 2017 and projection scale MP-2016 for 2016.

Sensitivity analysis

The assumed discount rate is an assumption that changes annually, and has an effect on the amounts of the defined benefit obligation. A one-half percentage point change in assumed discount rates would have the following effects:

(In $ million)	Increase	Decrease
Effect on the net plan expense	7	5
Effect on the defined benefit obligation	246	271

The mortality tables used for the mortality assumption included projections of improved life expectancy. These tables are only changed infrequently; however, when they change they can have a significant impact on the plan liability. Estimates of the impact of mortality table changes are complex and difficult to measure. The Group does not expect changes to the mortality tables similar to those adopted in 2014 to occur in the next several years.

17.3    Post-employment medical benefits

The Group operates unfunded post-employment medical benefit plans mainly in the United States. The liability for the post-employment medical benefits has been assessed using the same assumptions as for the pension benefits, together with the assumption of a weighted average healthcare cost trend rate of 7.2% for the year ended December 31, 2017, 7.0% for the year ended December 31, 2016 and 8.0% for the year ended December 31, 2015.

The main actuarial assumption is the published mortality rates within the RP 2014 aggregate table with projection scale MP-2017 for 2017 and projection scale MP-2016 for 2016.

The Group expects to contribute $6 million to the post-employment medical benefit plans during the annual period ending December 31, 2018.

Movement in the post-employment medical obligations

	For the year ended December 31,
(In $ million)	2017	2016
Liability for post-employment medical obligations as of the beginning of the year	105	111
Included in profit or loss:
Current service cost	1	1
Interest cost	4	4
Total expense recognized in profit or loss	5	5
Remeasurement (gains) losses:
Actuarial (gains) losses from changes in demographic assumptions	(6)	(7)
Actuarial (gains) losses from changes in financial assumptions	8	2
Total remeasurement (gains) losses	2	(5)
Other movements:
Benefits paid by the plans	(6)	(6)
Total other movements	(6)	(6)
Liability for post-employment medical obligations as of the end of the year	106	105

For the year ended December 31, 2015, the Group recognized benefit plan expense of $7 million related to post-employment medical obligations. The benefit plan expense was comprised of $2 million of current service cost and $5 million of interest cost.

For the year ended December 31, 2015, the Group recognized a remeasurement gain of $13 million directly in other comprehensive income. The gain was comprised of $11 million from changes in demographic assumptions and $2 million from changes in financial assumptions.

Assumed health care cost trend rates have a significant effect on the amounts recognized in the statement of comprehensive income. A one percentage point change in assumed health care cost trend rates would have the following effects:

(In $ million)	Increase	Decrease
Effect on plan expense	—	—
Effect on the post-employment medical obligations	2	2

Discount rates have a significant effect on the amounts recognized in the statement of comprehensive income. A one-half percentage point change in discount rates would have the following effects:

(In $ million)	Increase	Decrease
Effect on plan expense	—	—
Effect on the post-employment medical obligations	6	6

17.4    Defined contribution plans

The Group sponsors various defined contribution plans. During the year ended December 31, 2017, the Group recorded expense of $66 million (2016: $62 million; 2015: $62 million) in relation to contributions to these plans in continuing operations in the statement of comprehensive income.

17.5    Multi-employer plans

The Group also makes contributions, for some current and former employees, to union administered multi-employer pension plans based on negotiated labor contracts. While these plans provide for defined benefits, as a result of insufficient information the Group accounts for its participation in these plans as defined contribution plans. Specifically, the plans do not maintain IFRS accounting records and there is insufficient information to allocate amounts among employer participants. The Group, with union approval, has elected over the last several years to withdraw from virtually all of these multi-employer plans. Withdrawal creates a withdrawal liability obligation based upon guidelines outlined in the specific multi-employer plan.
The most significant of the multi-employer pension plans in which the Group participated was the PACE Industry Union-Management Pension Fund (“PIUMPF”), in which certain employees of both Evergreen and Pactiv Foodservice participated. Graham Packaging had withdrawn from this plan prior to the acquisition by the Group. Evergreen and Pactiv Foodservice reached agreements with the relevant unions, ratified by the unions in November 2013, to allow Evergreen and Pactiv Foodservice to withdraw from PIUMPF as of December 31, 2013. In December 2016, the Group and PIUMPF formally agreed and signed a Settlement Agreement and Release, which settles all prior matters relating to the pension withdrawal liability. The Group and PIUMPF agreed to a settlement of $88 million, which was less than the previously-notified funding obligation, to be paid over 20 years reduced by amounts previously paid in 2015 and 2014. As a result, the Group has a liability of $61 million as of December 31, 2017 ($63 million as of December 31, 2016) for the present value of such future payments. If PIUMPF suffers a “mass withdrawal” (as defined in the Employee Retirement Income Security Act) prior to January 1, 2016, the Group's annual payment will continue until the end of the year in which the assets (exclusive of the withdrawal liability claims) are sufficient to meet all obligations, as determined by the Pension Benefit Guaranty Corporation. As of February 13, 2018, the Group has not received any notification that PIUMPF has suffered a mass withdrawal. If one did occur, the aggregate amount of the Group’s required payments could increase and the increase could be material.
The Group has a withdrawal liability of $9 million for its withdrawal from the other multi-employer plans.
For all of its multi-employer pension plans, the Group expects to make payments of approximately $4 million annually over the next 18 years.